                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-5225

                        Oppenheimer Quest for Value Funds
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                      Date of reporting period: 07/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                 Shares            Value
                                                            ---------------   ---------------
COMMON STOCKS--62.2%
CONSUMER DISCRETIONARY--6.8%
AUTO COMPONENTS--1.2%
Goodyear Tire & Rubber Co. (The)(1)                               2,550,000   $    27,208,503
HOTELS, RESTAURANTS & LEISURE--1.4%
International Game Technology(2)                                  2,200,000        33,528,000
HOUSEHOLD DURABLES--0.8%
Newell Rubbermaid, Inc.(2)                                        1,170,000        18,135,000
MEDIA--0.4%
Gannett Co., Inc.(2)                                                750,000         9,885,000
MULTILINE RETAIL--1.9%
Family Dollar Stores, Inc.                                        1,040,600        43,028,810
SPECIALTY RETAIL--1.1%
Gap, Inc. (The)                                                   1,360,000        24,629,600
CONSUMER STAPLES--4.7%
FOOD & STAPLES RETAILING--2.0%
Wal-Mart Stores, Inc.                                               900,000        46,071,000
FOOD PRODUCTS--2.7%
Dean Foods Co.(1,2)                                               2,150,000        24,639,000
Kraft Foods, Inc., Cl. A                                          1,300,000        37,973,000
                                                                              ---------------
                                                                                   62,612,000
                                                                              ---------------
ENERGY--8.1%
OIL, GAS & CONSUMABLE FUELS--8.1%
Chevron Corp.                                                       800,000        60,968,000
ConocoPhillips                                                      250,000        13,805,000
EOG Resources, Inc.                                                 430,000        41,925,000
Exxon Mobil Corp.                                                   200,000        11,936,000
Occidental Petroleum Corp.                                          745,000        58,057,850
                                                                              ---------------
                                                                                  186,691,850
                                                                              ---------------
FINANCIALS--12.8%
CAPITAL MARKETS--2.1%
Charles Schwab Corp. (The)                                        3,230,000        47,771,700
COMMERCIAL BANKS--2.8%
Mitsubishi UFJ Financial Group, Inc.                              5,500,000        27,213,492
Wells Fargo & Co.                                                 1,340,000        37,158,200
                                                                              ---------------
                                                                                   64,371,692
                                                                              ---------------
CONSUMER FINANCE--1.5%
Capital One Financial Corp.(2)                                      845,000        35,768,850
DIVERSIFIED FINANCIAL SERVICES--2.7%
Bank of America Corp.                                             2,200,000        30,888,000
JPMorgan Chase & Co.                                                775,000        31,217,000
                                                                              ---------------
                                                                                   62,105,000
                                                                              ---------------
INSURANCE--3.7%
AFLAC, Inc.                                                       1,130,000        55,584,700
MetLife, Inc.                                                       700,000        29,442,000
                                                                              ---------------
                                                                                   85,026,700
                                                                              ---------------


                     1 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                 Shares            Value
                                                            ---------------   ---------------
COMMON STOCKS CONTINUED
HEALTH CARE--7.6%
BIOTECHNOLOGY--2.0%
Regeneron Pharmaceuticals, Inc.(1,2)                                590,000   $    14,272,100
Seattle Genetics, Inc.(1,2)                                       1,000,000        12,180,000
Theravance, Inc.(1,2)                                             1,299,949        19,252,245
                                                                              ---------------
                                                                                   45,704,345
                                                                              ---------------
HEALTH CARE PROVIDERS & SERVICES--1.3%
WellPoint, Inc.(1)                                                  615,000        31,192,800
PHARMACEUTICALS--4.3%
Abbott Laboratories                                                 650,000        31,902,000
Johnson & Johnson                                                   540,000        31,368,600
Pfizer, Inc.                                                        700,000        10,500,000
Roche Holding Ltd., Sponsored ADR                                   750,000        24,412,500
                                                                              ---------------
                                                                                   98,183,100
                                                                              ---------------
INDUSTRIALS--7.5%
AEROSPACE & DEFENSE--2.3%
Boeing Co. (The)                                                    380,000        25,893,200
Honeywell International, Inc.                                       630,000        27,001,800
                                                                              ---------------
                                                                                   52,895,000
                                                                              ---------------
AIR FREIGHT & LOGISTICS--1.8%
United Parcel Service, Inc., Cl. B                                  650,000        42,250,000
INDUSTRIAL CONGLOMERATES--1.1%
Tyco International Ltd.                                             655,000        25,073,400
MACHINERY--2.3%
Eaton Corp.(2)                                                      425,000        33,345,500
Navistar International Corp.(1)                                     365,000        18,874,150
                                                                              ---------------
                                                                                   52,219,650
                                                                              ---------------
INFORMATION TECHNOLOGY--10.0%
COMMUNICATIONS EQUIPMENT--2.1%
Cisco Systems, Inc.(1)                                            2,130,000        49,139,100
COMPUTERS & PERIPHERALS--5.1%
Apple, Inc.(1)                                                      240,000        61,740,000
EMC Corp.(1)                                                      2,850,000        56,401,500
                                                                              ---------------
                                                                                  118,141,500
                                                                              ---------------
INTERNET SOFTWARE & SERVICES--2.8%
Google, Inc., Cl. A(1)                                              130,000        63,030,500
MATERIALS--4.7%
CHEMICALS--1.6%
Monsanto Co.                                                        625,000        36,150,000
METALS & MINING--3.1%
Freeport-McMoRan Copper & Gold, Inc., Cl. B                         650,000        46,501,000
Vale SA, Sponsored ADR                                              900,000        25,020,000
                                                                              ---------------
                                                                                   71,521,000
                                                                              ---------------
Total Common Stocks (Cost $1,325,609,444)                                       1,432,334,100


                     2 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
ASSET-BACKED SECURITIES--1.1%
CWHEQ Home Equity Loan Trust, Home Equity Loan
   Asset-Backed Certificates, Series 2007-S2, Cl. A3,
   5.813%, 5/1/37                                           $    12,062,301   $     6,039,078
GE Equipment Small Ticket LLC, Asset-Backed Equipment
   Nts., Series 2009-1, Cl. A2, 1.08%, 10/17/11(3)                8,000,000         8,007,462
Home Loan Trust 2000-HI1, Home Loan-Backed Nts.,
   Series, 2000-HI1, Cl. AI7, 8.79%, 2/1/25                         467,991           437,275
Morgan Stanley Capital, Inc., Sub. Collateralized Loan
   Obligations, Series 2005-NC1, Cl. A2C, 0.709%,
   1/25/35(4)                                                     3,488,685         3,271,598
RAMP Series 2004-RS6 Trust, Mtg. Asset-Backed
   Pass-Through Certificates, Series 2004-RS6, Cl. AI4,
   5.457%, 5/1/32                                                 3,020,279         3,061,975
RASC Series 2007-KS3 Trust, Home Equity Mtg.
   Asset-Backed Pass-Through Certificates, Series
   2007-KS3, Cl. AI1, 0.439%, 4/25/37(4)                          4,976,961         4,858,813
                                                                              ---------------
Total Asset-Backed Securities (Cost $22,105,738)                                   25,676,201
                                                                              ---------------
MORTGAGE-BACKED OBLIGATIONS--10.4%
GOVERNMENT AGENCY--8.1%
Federal Home Loan Mortgage Corp., Series 3546,
   Cl. NB, 4%, 6/1/24                                             4,546,000         4,677,152
Federal National Mortgage Assn.:
5.50%, 1/1/38-1/1/39                                             70,361,236        75,907,323
6%, 8/1/37-3/1/39                                                79,001,862        85,923,893
Government National Mortgage Assn., 5.50%, 6/1/37-6/15/38        19,056,744        20,749,948
                                                                              ---------------
                                                                                  187,258,316
                                                                              ---------------
NON-AGENCY--2.3%
Banc of America Mortgage Securities, Inc., Mtg.
   Pass-Through Certificates, Series 2003-I, Cl. 2A6,
   3.688%, 10/1/33(4)                                            12,316,772        12,068,392
Credit Suisse Commercial Mortgage Trust Series 2007-C1,
   Commercial Mtg. Pass-Through Certificates, Series
   2007-C1, Cl. A3, 5.383%, 2/1/40                                5,447,000         5,211,845
Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg. Obligations, Series 2007-C5, Cl. A4,
   4.829%, 11/15/37                                               4,996,000         5,201,800
Greenwich Capital Commercial Funding Corp./Commercial
   Mortgage Trust 2003-C1, Commercial Mtg. Pass-Through
   Certificates, Series 2003-C1, Cl. B, 4.229%, 7/1/35            6,508,300         6,792,269
GS Mortgage Securities Corp. II, Commercial Mtg.
   Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39           5,447,000         5,684,119
JPMorgan Chase Commercial Mortgage Securities Corp.
   Commercial Mtg. Pass-Through Certificates, Series
   2007-LDP11, Cl. A3, FLT, 6/1/49(4)                             6,291,000         6,579,219
Wachovia Bank Commercial Mortgage Trust 2007-C33,
   Commercial Mtg. Pass-Through Certificates, Series
   2007-C33, Cl. A3, 5.902%, 2/1/51(4)                           11,275,000        11,997,749
                                                                              ---------------
                                                                                   53,535,393
                                                                              ---------------
Total Mortgage-Backed Obligations (Cost $227,871,860)                             240,793,709
                                                                              ---------------
U.S. GOVERNMENT OBLIGATIONS--8.2%
Federal Home Loan Mortgage Corp. Nts., 2.25%, 8/24/12(2)         25,000,000        25,029,525


                     3 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
U.S. GOVERNMENT OBLIGATIONS CONTINUED
Federal National Mortgage Assn. Nts., 2.125%, 1/25/13       $    10,101,000   $    10,163,687
U.S. Treasury Bonds:
4.375%, 11/15/39                                                  5,500,000         5,866,955
4.625%, 2/15/40                                                  10,000,000        11,107,810
U.S. Treasury Inflationary Index Bonds, 1.625%,
1/15/15(5)                                                        2,273,000         2,751,383
U.S. Treasury Nts.:
1.75%, 4/15/13                                                  125,000,000       128,379,625
3.25%, 12/31/16                                                   5,021,000         5,343,444
                                                                              ---------------
Total U.S. Government Obligations (Cost $183,488,142)                             188,642,429
                                                                              ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--13.7%
CONSUMER STAPLES--1.6%
HOUSEHOLD PRODUCTS--0.4%
SC Johnson & Son, Inc., 6.75% Sr. Nts., 2/15/28(3)                7,000,000         8,075,179
TOBACCO--1.2%
Altria Group, Inc.:
9.25% Sr. Unsec. Nts., 8/6/19                                     4,975,000         6,411,367
9.95% Sr. Unsec. Unsub. Nts., 11/10/38                            2,727,000         3,819,030
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 6/23/19            7,971,000         9,073,684
Philip Morris International, Inc.:
4.50% Sr. Unsec. Nts., 3/26/20                                    6,545,000         6,876,674
6.375% Sr. Unsec. Unsub. Nts., 5/16/38                            1,824,000         2,181,128
                                                                              ---------------
                                                                                   28,361,883
                                                                              ---------------
ENERGY--1.0%
ENERGY EQUIPMENT & SERVICES--0.6%
Nabors Industries, Inc., 9.25% Sr. Unsec. Unsub. Nts.,
   1/15/19                                                        4,531,000         5,770,645
Weatherford International Ltd., 9.625% Sr. Unsec.
   Nts., 3/1/19                                                   5,541,000         7,027,745
                                                                              ---------------
                                                                                   12,798,390
                                                                              ---------------
OIL, GAS & CONSUMABLE FUELS--0.4%
Shell International Finance BV:
3.25% Sr. Unsec. Unsub. Nts., 9/22/15                             4,703,000         4,885,204
4.30% Nts., 9/22/19                                               4,343,000         4,572,849
                                                                              ---------------
                                                                                    9,458,053
                                                                              ---------------
FINANCIALS--5.8%
CAPITAL MARKETS--0.2%
FMR LLC, 6.45% Sr. Unsec. Bonds, 11/15/39(3)                      3,639,000         3,658,658
COMMERCIAL BANKS--1.2%
Fifth Third Bancorp:
4.50% Unsec. Sub. Nts., 6/1/18                                    2,226,000         2,133,076
5.45% Unsec. Sub. Nts., 1/15/17                                   1,347,000         1,391,556
8.25% Sub. Nts., 3/1/38                                           3,566,000         4,032,868
National City Bank, 0.887% Unsec. Sub. Nts.,
   12/15/16(4)                                                    4,078,000         3,710,495
PNC Funding Corp., 4.25% Sr. Unsec. Nts., 9/21/15                 8,910,000         9,422,129
Royal Bank of Scotland plc, 4.875% Sr. Unsec. Nts.,
   3/16/15                                                        6,962,000         7,203,721
                                                                              ---------------
                                                                                   27,893,845
                                                                              ---------------
DIVERSIFIED FINANCIAL SERVICES--4.0%
Bank of America Corp.:
6.50% Sr. Unsec. Unsub. Nts., 8/1/16                             19,805,000        22,077,109


                     4 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                               Principal
                                                                 Amount            Value
                                                            ---------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
FINANCIALS CONTINUED
DIVERSIFIED FINANCIAL SERVICES CONTINUED
7.625% Sr. Unsec. Unsub. Nts., Series L, 6/1/19             $     3,000,000   $     3,511,944
Bear Stearns Cos., Inc. (The), 0.534% Sr. Unsec.
   Unsub. Nts., 2/1/12(4)                                        15,185,000        15,147,888
Citigroup, Inc.:
6% Nts., 2/21/12                                                  8,050,000         8,515,990
6% Sr. Unsec. Nts., 8/15/17                                       3,998,000         4,239,995
8.125% Sr. Unsec. Nts., 7/15/39                                  14,781,000        18,041,408
JPMorgan Chase & Co., 6.30% Sr. Unsec. Unsub. Nts.,
   4/23/19                                                        5,000,000         5,687,230
JPMorgan Chase Capital XXVII, 7% Jr. Sub. Nts., 11/1/39          13,434,000        13,930,144
                                                                              ---------------
                                                                                   91,151,708
                                                                              ---------------
INSURANCE--0.4%
W.R. Berkley Corp., 7.375% Sr. Unsec. Unsub. Nts.,
   9/15/19                                                        8,936,000         9,811,192
HEALTH CARE--0.8%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
St. Jude Medical, Inc., 2.20% Sr. Unsec. Unsub. Nts.,
   9/15/13                                                        7,631,000         7,779,064
PHARMACEUTICALS--0.5%
Novartis Capital Corp.:
1.90% Sr. Unsec. Nts., 4/24/13                                    4,417,000         4,524,311
2.90% Sr. Unsec. Nts., 4/24/15                                    6,274,000         6,526,547
                                                                              ---------------
                                                                                   11,050,858
                                                                              ---------------
MATERIALS--4.0%
CHEMICALS--1.4%
Agrium, Inc., 6.75% Sr. Unsec. Nts., 1/15/19                      6,020,000         7,039,481
Dow Chemical Co. (The), 8.55% Sr. Unsec. Unsub. Nts.,
   5/15/19                                                        9,631,000        12,047,389
E.I. du Pont de Nemours & Co., 4.625% Sr. Unsec.
   Unsub. Nts., 1/15/20                                          12,995,000        14,102,265
                                                                              ---------------
                                                                                   33,189,135
                                                                              ---------------
METALS & MINING--1.9%
Alcoa, Inc., 5.95% Sr. Unsec. Unsub. Nts., 2/1/37                 3,826,000         3,470,232
ArcelorMittal:
5.375% Sr. Unsec. Unsub. Nts., 6/1/13(3)                          3,008,000         3,227,617
7% Nts., 10/15/39                                                 2,996,000         3,228,085
9.85% Sr. Unsec. Unsub. Nts., 6/1/19                             12,584,000        16,282,777
BHP Billiton Finance (USA) Ltd., 6.50% Sr. Unsec.
Unsub. Nts., 4/1/19                                              11,633,000        14,172,565
Rio Tinto Finance (USA) Ltd., 9% Sr. Unsec. Nts.,
   5/1/19                                                         2,198,000         2,946,951
                                                                              ---------------
                                                                                   43,328,227
                                                                              ---------------
PAPER & FOREST PRODUCTS--0.7%
International Paper Co., 9.375% Sr. Unsec. Nts.,
   5/15/19                                                       12,562,000        16,359,719
UTILITIES--0.5%
ELECTRIC UTILITIES--0.5%
Spectra Energy Capital LLC, 8% Sr. Unsec. Unsub. Nts.,
   10/1/19                                                       10,096,000        12,521,372
                                                                              ---------------
Total Non-Convertible Corporate Bonds and
   Notes (Cost $296,812,595)                                                      315,437,283
                                                                              ---------------


                     5 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                 Shares            Value
                                                            ---------------   ---------------
Total Investments, at Value (excluding Investments
   Purchased with Cash Collateral from Securities Loaned)
   (Cost $2,055,887,779)                                                      $ 2,202,883,722
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
   SECURITIES LOANED--3.8%
OFI Liquid Assets Fund, LLC, 0.30% (6,7) (Cost
   $88,814,225)                                                  88,814,225        88,814,225
TOTAL INVESTMENTS, AT VALUE (COST $2,144,702,004)                      99.4%    2,291,697,947
Other Assets Net of Liabilities                                         0.6        12,766,996
                                                            ---------------   ---------------
Net Assets                                                            100.0%  $ 2,304,464,943
                                                            ===============   ===============

Footnotes to Statement of Investments

* July 30, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Non-income producing security.

(2.) Partial or fully-loaned security. See accompanying Notes.

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,968,916 or 1.00% of the Fund's net assets as of July 30, 2010.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

(6.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                   SHARES           GROSS          GROSS           SHARES
                              OCTOBER 31, 2009    ADDITIONS      REDUCTIONS    JULY 30, 2010
                              ----------------   -----------   -------------   -------------
OFI Liquid Assets Fund, LLC      359,176,575     907,643,939   1,178,006,289     88,814,225

                                 VALUE       INCOME
                              -----------   --------
OFI Liquid Assets Fund, LLC   $88,814,225   $322,682(a)

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(7.) Rate shown is the 7-day yield as of July 30, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).


                     6 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

The table below categorizes amounts as of July 30, 2010 based on valuation input level:

                                          LEVEL 1--         LEVEL 2--            LEVEL 3--
                                         UNADJUSTED     OTHER SIGNIFICANT       SIGNIFICANT
                                        QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                                       --------------   -----------------   -------------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary              $  156,414,913      $         --             $--           $  156,414,913
   Consumer Staples                       108,683,000                --              --              108,683,000
   Energy                                 186,691,850                --              --              186,691,850
   Financials                             267,830,450        27,213,492              --              295,043,942
   Health Care                            175,080,245                --              --              175,080,245
   Industrials                            172,438,050                --              --              172,438,050
   Information Technology                 230,311,100                --              --              230,311,100
   Materials                              107,671,000                --              --              107,671,000
Asset-Backed Securities                            --        25,676,201              --               25,676,201
Mortgage-Backed Obligations                        --       240,793,709              --              240,793,709
U.S. Government Obligations                        --       188,642,429              --              188,642,429
Non-Convertible Corporate Bonds and
   Notes                                           --       315,437,283              --              315,437,283
Investments Purchased with Cash
   Collateral from Securities Loaned               --        88,814,225              --               88,814,225
                                       --------------      ------------             ---           --------------
Total Assets                           $1,405,120,608      $886,577,339             $--           $2,291,697,947
                                       --------------      ------------             ---           --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

Effective August 16, 2010 the Fund changed its name to Oppenheimer Global Allocation Fund from Oppenheimer Quest Balanced Fund.

QUARTERLY PERIOD. Since July 30, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is


                     7 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

TO BE ANNOUNCED (TBA) MORTGAGE-RELATED SECURITIES. The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered


                     8 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As of July 30, 2010, there were no restrictions on the Fund's ability to withdraw investments from LAF at will. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

As of July 30, 2010, the Fund held no outstanding forward contracts.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency


                     9 | Oppenheimer Global Allocation Fund

Oppenheimer Global Allocation Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of July 30, 2010, the Fund had on loan securities valued at $87,033,936. Collateral of $88,814,225 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,155,031,045
                                 ==============
Gross unrealized appreciation    $  187,317,781
Gross unrealized depreciation       (50,650,879)
                                 --------------
Net unrealized appreciation      $  136,666,902
                                 ==============


                     10 | Oppenheimer Global Allocation Fund

Oppenheimer Small & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                            Shares         Value
                                                         -----------   --------------
COMMON STOCKS--94.7%
CONSUMER DISCRETIONARY--13.9%
AUTO COMPONENTS--2.6%
Goodyear Tire & Rubber Co. (The)(1)                        2,000,000   $   21,340,000
Lear Corp.(1)                                                500,000       39,085,000
                                                                       --------------
                                                                           60,425,000
HOTELS, RESTAURANTS & LEISURE--2.9%
Bally Technologies, Inc.(1)                                  700,000       22,610,000
Brinker International, Inc.                                1,400,000       22,008,000
Pinnacle Entertainment, Inc.(1)                            2,200,000       23,870,000
                                                                       --------------
                                                                           68,488,000
HOUSEHOLD DURABLES--1.1%
Mohawk Industries, Inc.(1)                                   500,000       24,465,000
                                                                       --------------
LEISURE EQUIPMENT & PRODUCTS--1.4%
Mattel, Inc.                                               1,500,000       31,740,000
                                                                       --------------
MEDIA--1.5%
Cablevision Systems Corp. New York Group, Cl. A            1,300,000       35,633,000
                                                                       --------------
SPECIALTY RETAIL--3.1%
Abercrombie & Fitch Co., Cl. A                               650,000       24,011,000
Bed Bath & Beyond, Inc.(1)                                   600,000       22,728,000
Chico's FAS, Inc.                                            900,000        8,433,000
Children's Place Retail Stores, Inc.(1)                      400,000       16,740,000
                                                                       --------------
                                                                           71,912,000
TEXTILES, APPAREL & LUXURY GOODS--1.3%
Phillips/Van Heusen Corp.                                    600,000       31,134,000
                                                                       --------------
CONSUMER STAPLES--4.9%
BEVERAGES--1.6%
Molson Coors Brewing Co., Cl. B, Non-Vtg.                    800,000       36,008,000
                                                                       --------------
FOOD & STAPLES RETAILING--0.7%
Kroger Co. (The)                                             800,000       16,944,000
                                                                       --------------
FOOD PRODUCTS--1.4%
Chiquita Brands International, Inc.(1)                     1,400,000       20,552,000
Dole Food Co., Inc.(1)                                     1,200,000       13,128,000
                                                                       --------------
                                                                           33,680,000
HOUSEHOLD PRODUCTS--1.2%
Energizer Holdings, Inc.(1)                                  450,000       27,684,000
                                                                       --------------
ENERGY--7.2%
ENERGY EQUIPMENT & SERVICES--1.9%
Ensco plc, Sponsored ADR                                     550,000       22,995,500
Tidewater, Inc.                                              500,000       20,490,000
                                                                       --------------
                                                                           43,485,500
OIL, GAS & CONSUMABLE FUELS--5.3%
Bill Barrett Corp.(1)                                        400,000       14,152,000
CONSOL Energy, Inc.                                          750,000       28,110,000
Noble Energy, Inc.                                           500,000       33,530,000
Range Resources Corp.                                        400,000       14,848,000


                  1 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                            Shares         Value
                                                         -----------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Ultra Petroleum Corp.(1)                                     800,000   $   33,896,000
                                                                       --------------
                                                                          124,536,000
FINANCIALS--22.2%
CAPITAL MARKETS--4.6%
Affiliated Managers Group, Inc.(1)                           300,000       21,249,000
E*TRADE Financial Corp.(1)                                 1,500,000       21,945,000
Fifth Street Finance Corp.                                 1,500,000       16,290,000
Invesco Ltd.                                               1,200,000       23,448,000
Lazard Ltd., Cl. A                                           800,000       23,736,000
                                                                       --------------
                                                                          106,668,000
COMMERCIAL BANKS--5.1%
CIT Group, Inc.(1)                                           650,000       23,634,000
Comerica, Inc.                                               850,000       32,606,000
Fifth Third Bancorp                                        2,500,000       31,775,000
KeyCorp                                                    3,500,000       29,610,000
                                                                       --------------
                                                                          117,625,000
INSURANCE--8.8%
ACE Ltd.                                                     600,000       31,848,000
Aon Corp.                                                    650,000       24,485,500
Assurant, Inc.                                             1,400,000       52,206,000
Everest Re Group Ltd.                                        800,000       62,096,000
Genworth Financial, Inc., Cl. A(1)                         2,500,000       33,950,000
                                                                       --------------
                                                                          204,585,500
REAL ESTATE INVESTMENT TRUSTS--2.7%
BioMed Realty Trust, Inc.                                  1,200,000       21,648,000
ProLogis                                                   2,500,000       27,150,000
Starwood Property Trust, Inc.                                800,000       14,208,000
                                                                       --------------
                                                                           63,006,000
THRIFTS & MORTGAGE FINANCE--1.0%
NewAlliance Bancshares, Inc.                               2,000,000       24,340,000
                                                                       --------------
HEALTH CARE--8.2%
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Hospira, Inc.(1)                                             600,000       31,260,000
                                                                       --------------
HEALTH CARE PROVIDERS & SERVICES--3.6%
Aetna, Inc.                                                  850,000       23,672,500
DaVita, Inc.(1)                                              600,000       34,392,000
Universal Health Services, Inc., Cl. B                       700,000       25,179,000
                                                                       --------------
                                                                           83,243,500
LIFE SCIENCES TOOLS & SERVICES--2.2%
Charles River Laboratories International, Inc.(1)            750,000       23,310,000
Thermo Fisher Scientific, Inc.(1)                            600,000       26,916,000
                                                                       --------------
                                                                           50,226,000
PHARMACEUTICALS--1.1%
Biovail Corp.                                              1,200,000       26,268,000
                                                                       --------------


                  2 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                            Shares         Value
                                                         -----------   --------------
INDUSTRIALS--15.3%
AEROSPACE & DEFENSE--1.9%
Goodrich Corp.                                               600,000   $   43,722,000
                                                                       --------------
CONSTRUCTION & ENGINEERING--1.0%
Foster Wheeler AG(1)                                       1,000,000       23,020,000
                                                                       --------------
ELECTRICAL EQUIPMENT--1.1%
General Cable Corp.(1)                                     1,000,000       26,540,000
                                                                       --------------
INDUSTRIAL CONGLOMERATES--2.5%
Tyco International Ltd.                                    1,500,000       57,420,000
                                                                       --------------
MACHINERY--5.1%
Ingersoll-Rand plc                                           650,000       24,349,000
Navistar International Corp.(1)                              900,000       46,539,000
WABCO Holdings, Inc.(1)                                    1,200,000       46,416,000
                                                                       --------------
                                                                          117,304,000
PROFESSIONAL SERVICES--1.5%
Towers Watson & Co., Cl. A                                   800,000       35,608,000
                                                                       --------------
ROAD & RAIL--1.2%
Hunt (J.B.) Transport Services, Inc.                         800,000       28,392,000
                                                                       --------------
TRADING COMPANIES & DISTRIBUTORS--1.0%
Aircastle Ltd.                                             2,500,000       22,850,000
                                                                       --------------
INFORMATION TECHNOLOGY--9.3%
COMMUNICATIONS EQUIPMENT--1.0%
Harris Corp.                                                 500,000       22,265,000
                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.2%
Agilent Technologies, Inc.(1)                              1,000,000       27,930,000
Amphenol Corp., Cl. A                                        600,000       26,880,000
Sanmina-SCI Corp.(1)                                       1,500,000       18,855,000
                                                                       --------------
                                                                           73,665,000
IT SERVICES--1.5%
TeleTech Holdings, Inc.(1)                                 2,500,000       34,750,000
                                                                       --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.9%
Lam Research Corp.(1)                                        550,000       23,204,500
Teradyne, Inc.(1)                                          2,000,000       21,520,000
                                                                       --------------
                                                                           44,724,500
SOFTWARE--1.7%
Electronic Arts, Inc.(1)                                   1,500,000       23,895,000
McAfee, Inc.(1)                                              500,000       16,550,000
                                                                       --------------
                                                                           40,445,000
MATERIALS--5.3%
CHEMICALS--4.1%
Celanese Corp., Series A                                   1,650,000       46,348,500
Intrepid Potash, Inc.(1)                                   2,000,000       48,400,000
                                                                       --------------
                                                                           94,748,500
CONTAINERS & PACKAGING--1.2%
Owens-Illinois, Inc.(1)                                    1,000,000       27,650,000
                                                                       --------------


                  3 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                            Shares         Value
                                                         -----------   --------------
TELECOMMUNICATION SERVICES--1.1%
WIRELESS TELECOMMUNICATION SERVICES--1.1%
NII Holdings, Inc.(1)                                        700,000   $   26,222,000
                                                                       --------------
UTILITIES--7.3%
ELECTRIC UTILITIES--3.4%
Cleco Corp.                                                1,000,000       28,550,000
NV Energy, Inc.                                            3,000,000       38,100,000
Pepco Holdings, Inc.                                         700,000       11,837,000
                                                                       --------------
                                                                           78,487,000
ENERGY TRADERS--0.5%
NRG Energy, Inc.(1)                                          500,000       11,340,000
                                                                       --------------
GAS UTILITIES--1.0%
EQT Corp.                                                    650,000       23,842,000
                                                                       --------------
MULTI-UTILITIES--2.4%
CMS Energy Corp.                                           3,500,000       55,720,000
                                                                       --------------
Total Common Stocks (Cost $1,914,642,680)                               2,202,071,500
INVESTMENT COMPANY--4.9%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.30% (2,3) (Cost $112,843,241)                112,843,241      112,843,241
                                                                       --------------
TOTAL INVESTMENTS, AT VALUE (COST $2,027,485,921)               99.6%   2,314,914,741
Other Assets Net of Liabilities                                  0.4        9,042,808
                                                         -----------   --------------
Net Assets                                                     100.0%  $2,323,957,549
                                                         ===========   ==============

Footnotes to Statement of Investments

* July 30, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of July 30, 2010.

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES           GROSS          GROSS         SHARES
                                                     OCTOBER 31, 2009    ADDITIONS     REDUCTIONS   JULY 30, 2010
                                                     ----------------   -----------   -----------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E      98,188,220      777,773,520   763,118,499    112,843,241

                                                         VALUE       INCOME
                                                     ------------   --------
Oppenheimer Institutional Money Market Fund, Cl. E   $112,843,241   $189,466


                  4 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of July 30, 2010 based on valuation input level:

                                                      LEVEL 2--        LEVEL 3--
                                   LEVEL 1--           OTHER          SIGNIFICANT
                                  UNADJUSTED        SIGNIFICANT      UNOBSERVABLE
                                 QUOTED PRICES   OBSERVABLE INPUTS       INPUTS         VALUE
                                --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  323,797,000          $--              $--        $  323,797,000
   Consumer Staples                114,316,000           --               --           114,316,000
   Energy                          168,021,500           --               --           168,021,500
   Financials                      516,224,500           --               --           516,224,500
   Health Care                     190,997,500           --               --           190,997,500
   Industrials                     354,856,000           --               --           354,856,000
   Information Technology          215,849,500           --               --           215,849,500
   Materials                       122,398,500           --               --           122,398,500
   Telecommunication Services       26,222,000           --               --            26,222,000
   Utilities                       169,389,000           --               --           169,389,000
Investment Company                 112,843,241           --               --           112,843,241
                                --------------          ---              ---        --------------
Total Assets                    $2,314,914,741          $--              $--        $2,314,914,741
                                --------------          ---              ---        --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since July 30, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level


                  5 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated


                  6 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

As of July 30, 2010, the Fund held no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,089,725,878
                                 ==============
Gross unrealized appreciation    $  285,488,191
Gross unrealized depreciation       (60,299,328)
                                 --------------
Net unrealized appreciation      $  225,188,863
                                 ==============


                  7 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                      Shares           Value
                                                                   ------------   --------------
COMMON STOCKS--56.5%
CONSUMER DISCRETIONARY--2.5%
MEDIA--2.5%
Jupiter Telecommunications Co. Ltd.                                      41,755   $   42,917,343
CONSUMER STAPLES--5.6%
FOOD & STAPLES RETAILING--2.1%
CVS Caremark Corp.                                                      338,400       10,385,496
Kroger Co. (The)(1)                                                     762,700       16,153,986
Walgreen Co.(1)                                                         324,100        9,253,055
                                                                                  --------------
                                                                                      35,792,537
                                                                                  --------------
FOOD PRODUCTS--1.9%
Nestle SA                                                               649,310       32,100,859
TOBACCO--1.6%
Altria Group, Inc.(1)                                                   441,900        9,792,504
Lorillard, Inc.(1)                                                      231,200       17,626,688
                                                                                  --------------
                                                                                      27,419,192
                                                                                  --------------
ENERGY--6.7%
ENERGY EQUIPMENT & SERVICES--1.4%
Halliburton Co.(1)                                                      425,100       12,701,988
Schlumberger Ltd.                                                       175,600       10,476,296
                                                                                  --------------
                                                                                      23,178,284
                                                                                  --------------
OIL, GAS & CONSUMABLE FUELS--5.3%
Chevron Corp.(1)                                                        589,000       44,887,690
CONSOL Energy, Inc.                                                     449,100       16,832,268
Exxon Mobil Corp.(1)                                                    488,800       29,171,584
                                                                                  --------------
                                                                                      90,891,542
                                                                                  --------------
FINANCIALS--8.0%
CAPITAL MARKETS--1.6%
Bond Street Holdings LLC, Cl. A(2,3)                                    495,000        9,900,000
Lazard Ltd., Cl. A                                                      251,400        7,459,038
Morgan Stanley(1)                                                       356,500        9,621,935
                                                                                  --------------
                                                                                      26,980,973
                                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES--2.3%
JPMorgan Chase & Co.(1)                                                 973,100       39,196,468
INSURANCE--4.1%
Assurant, Inc.                                                          301,700       11,250,393
Everest Re Group Ltd.                                                   377,800       29,324,836
MetLife, Inc.(1)                                                        694,700       29,219,082
                                                                                  --------------
                                                                                      69,794,311
                                                                                  --------------
HEALTH CARE--9.1%
BIOTECHNOLOGY--6.3%
Amgen, Inc.(1,3)                                                        497,900       27,150,487
Genzyme Corp. (General Division)(3)                                     619,500       43,092,420
Gilead Sciences, Inc.(3)                                                771,760       25,715,043
Vanda Pharmaceuticals, Inc.(3,4)                                      1,535,078       11,144,666
                                                                                  --------------
                                                                                     107,102,616
                                                                                  --------------


                  1 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                      Shares           Value
                                                                   ------------   --------------
HEALTH CARE PROVIDERS & SERVICES--0.6%
Aetna, Inc.                                                             360,500   $   10,039,925
PHARMACEUTICALS--2.2%
Merck & Co., Inc.(1)                                                  1,095,124       37,737,973
INDUSTRIALS--4.6%
AEROSPACE & DEFENSE--0.1%
AerCap Holdings NV(3)                                                    70,400          916,608
ELECTRICAL EQUIPMENT--0.7%
General Cable Corp.(3)                                                  458,100       12,157,974
INDUSTRIAL CONGLOMERATES--1.2%
Tyco International Ltd.                                                 557,000       21,321,960
MACHINERY--2.3%
Navistar International Corp.(1,3)                                       748,900       38,725,619
TRADING COMPANIES & DISTRIBUTORS--0.3%
Aircastle Ltd.                                                          628,900        5,748,146
INFORMATION TECHNOLOGY--17.3%
COMMUNICATIONS EQUIPMENT--3.9%
QUALCOMM, Inc.(1)                                                       920,900       35,067,872
Research in Motion Ltd.(1,3)                                            541,300       31,140,989
                                                                                  --------------
                                                                                      66,208,861
                                                                                  --------------
COMPUTERS & PERIPHERALS--1.0%
Dell, Inc.(3)                                                         1,291,800       17,103,432
INTERNET SOFTWARE & SERVICES--2.9%
eBay, Inc.(1,3)                                                         849,800       17,769,318
Google, Inc., Cl. A(3)                                                   64,300       31,175,855
                                                                                  --------------
                                                                                      48,945,173
                                                                                  --------------
IT SERVICES--0.8%
MasterCard, Inc., Cl. A(1)                                               63,900       13,421,556
SOFTWARE--8.7%
Microsoft Corp.                                                         667,000       17,215,270
Oracle Corp.(1)                                                       1,245,200       29,436,528
Take-Two Interactive Software, Inc.(3,4)                              7,372,043       75,563,441
THQ, Inc.(3,4)                                                        5,939,700       27,085,032
                                                                                  --------------
                                                                                     149,300,271
                                                                                  --------------
MATERIALS--1.9%
CHEMICALS--1.9%
Celanese Corp., Series A(1)                                             334,250        9,389,083
Potash Corp. of Saskatchewan, Inc.                                      220,100       23,081,887
                                                                                  --------------
                                                                                      32,470,970
                                                                                  --------------
UTILITIES--0.8%
ELECTRIC UTILITIES--0.8%
Edison International, Inc.(1)                                           411,500       13,641,225
                                                                                  --------------
Total Common Stocks (Cost $1,011,636,167)                                            963,113,818
                                                                                  --------------
PREFERRED STOCKS--0.8%
Mylan, Inc., 6.50% Cv., Non-Vtg. (Cost $7,935,175)                       12,500       13,246,875


                  2 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                     Principal
                                                                      Amount           Value
                                                                   ------------   --------------
MORTGAGE-BACKED OBLIGATIONS--0.1%
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through
   Certificates, Series 2004-13, Cl. 2 A2, 2.975%, 4/1/34(5)
   (Cost $1,575,717)                                               $  1,842,951   $    1,839,976
CONVERTIBLE CORPORATE BONDS AND NOTES--0.3%
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts.,
   6/1/14(4) (Cost $4,611,000)                                        4,611,000        5,337,233


                                                                      Shares
                                                                   ------------
INVESTMENT COMPANY--49.4%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.30% (4,6) (Cost $842,929,302)                              842,929,302      842,929,302
TOTAL INVESTMENTS, AT VALUE (COST $1,868,687,361)                         107.1%   1,826,467,204

Liabilities in Excess of Other Assets                                      (7.1)    (120,618,482)
                                                                   ------------   --------------
Net Assets                                                                100.0%  $1,705,848,722
                                                                   ============   ==============

Footnotes to Statement of Investments

* July 30, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) All or a portion of the security position was segregated by the Fund comprising a total segregated amount of $471,105,630, which represented 453.36% of the market value of securities sold short. See accompanying Notes.

(2.) Restricted security. The aggregate value of restricted securities as of July 30, 2010 was $9,900,000, which represents 0.58% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                            UNREALIZED
                                  ACQUISITION                              APPRECIATION
SECURITY                              DATE         COST         VALUE     (DEPRECIATION)
--------                          -----------   ----------   ----------   --------------
Bond Street Holdings LLC, Cl. A     11/4/09     $9,900,000   $9,900,000         $--

(3.) Non-income producing security.

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                            SHARES/
                                              SHARES/                                      PRINCIPAL
                                         PRINCIPAL AMOUNT      GROSS         GROSS          AMOUNT
                                         OCTOBER 31, 2009    ADDITIONS     REDUCTIONS    JULY 30, 2010
                                         ----------------   -----------   -----------   --------------
Oppenheimer Institutional Money Market
   Fund, Cl. E                              959,381,207     404,247,310   520,699,215     842,929,302
Take-Two Interactive Software, Inc.           7,372,043              --            --       7,372,043
Take-Two Interactive Software, Inc.,
   4.375% Cv. Sr. Nts., 6/1/14                4,611,000              --            --       4,611,000
THQ, Inc.                                     5,939,700              --            --       5,939,700
Vanda Pharmaceuticals, Inc.                     491,410       1,043,668            --       1,535,078

                                             VALUE      INCOME
                                         ------------   ----------
Oppenheimer Institutional Money Market
   Fund, Cl. E                           $842,929,302   $1,504,064
Take-Two Interactive Software, Inc.        75,563,441           --
Take-Two Interactive Software, Inc.,
   4.375% Cv. Sr. Nts., 6/1/14              5,337,233      151,020
THQ, Inc.                                  27,085,032           --
Vanda Pharmaceuticals, Inc.                11,144,666           --
                                         ------------   ----------
                                         $962,059,674   $1,655,084
                                         ============   ==========

(5.) Represents the current interest rate for a variable or increasing rate security.

(6.) Rate shown is the 7-day yield as of July 30, 2010.


                  3 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                                      Shares
                                                                    Sold Short       Value
                                                                    ----------   -------------
SECURITIES SOLD SHORT--(6.1)%
INVESTMENTS COMPANIES-(6.1)%
iShares S&P GSCI Commodity-Indexed Trust(3)                          (542,763)   $ (15,951,805)
Standard & Poor's Depositary Receipts Trust/Standard & Poor's 500
   Exchange Traded Funds, Series 1                                   (797,700)     (87,962,379)
                                                                                 -------------
Total Securities Sold Short (Proceeds $104,458,253)                              $(103,914,184)
                                                                                 =============

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of July 30, 2010 based on valuation input level:

                                                          LEVEL 2--
                                                            OTHER        LEVEL 3--
                                           LEVEL 1--     SIGNIFICANT    SIGNIFICANT
                                          UNADJUSTED      OBSERVABLE   UNOBSERVABLE
                                         QUOTED PRICES      INPUTS        INPUTS           VALUE
                                        --------------   -----------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary               $   42,917,343   $        --        $--       $   42,917,343
   Consumer Staples                         95,312,588            --         --           95,312,588
   Energy                                  114,069,826            --         --          114,069,826
   Financials                              126,071,752     9,900,000         --          135,971,752
   Health Care                             154,880,514            --         --          154,880,514
   Industrials                              78,870,307            --         --           78,870,307
   Information Technology                  294,979,293            --         --          294,979,293
   Materials                                32,470,970            --         --           32,470,970
   Utilities                                13,641,225            --         --           13,641,225
Preferred Stocks                            13,246,875            --         --           13,246,875
Mortgage-Backed Obligations                         --     1,839,976         --            1,839,976
Convertible Corporate Bonds and Notes               --     5,337,233         --            5,337,233
Investment Company                         842,929,302            --         --          842,929,302
                                        --------------   -----------        ---       --------------
TOTAL ASSETS                            $1,809,389,995   $17,077,209        $--       $1,826,467,204
                                        --------------   -----------        ---       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Securities Sold Short
   Investment Companies                 $ (103,914,184)  $        --        $--       $ (103,914,184)
                                        --------------   -----------        ---       --------------
Total Liabilities                       $ (103,914,184)  $        --        $--       $ (103,914,184)
                                        --------------   -----------        ---       --------------


                  4 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since July 30, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair


                  5 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES SOLD SHORT. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may


                  6 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.


                  7 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

As of July 30, 2010, the Fund held no outstanding forward contracts.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to


                  8 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of July 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,872,212,010
Federal tax cost of other investments     (104,458,253)
                                        --------------
Total federal tax cost                  $1,767,753,757
                                        ==============
Gross unrealized appreciation           $   96,329,391
Gross unrealized depreciation            (141,530,128)
                                        -------------
Net unrealized depreciation             $ (45,200,737)
                                        =============


                  9 | Oppenheimer Quest Opportunity Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/13/2010